                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                              ____________________


                                    FORM 8-K


                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) February 15, 2002.
                                                        -----------------



                Oakwood Mortgage Investors Inc OMI Trust 2001-E
                -----------------------------------------------
               (Exact name of registrant as specified in charter)


      North Carolina             333-72621-09                  applied for
   -----------------------------------------------------------------------

  (State or other jurisdiction     (Commission            (IRS Employer
   of incorporation)               File Number)        Identification No.)

   c/o JPMorgan Chase
   Attention:  Craig Kantor
   450 West 33/rd/ Street 14/th/ floor
   New York, NY                                                      10001
   -----------------------------------------------------------------------
  (Address of principal executive offices)                      (Zip Code)


        Registrant's telephone number, including area code (212) 946-3651
                                                           --------------

   ==========================================================================
         (Former name or former address, if changed since last report.)

                                OMI Trust 2001-E

                                    Form 8-K

Item 1.   Changes in Control of Registrant.

          Not Applicable.

Item 2.   Acquisition or Disposition of Assets.

          Not Applicable.

Item 3.   Bankruptcy or Receivership.

          Not Applicable.

Item 4.   Changes in Registrant's Certifying Accountant.

          Not Applicable.

Item 5.   Other Events.

      OMI Trust 2001-E (the "Trust"), the issuer of the Oakwood Mortgage Investors, Inc. Manufactured Housing Contract Senior/Subordinated Pass-Through Certificates, Series 2001-E (the "Certificates"), makes monthly distributions to holders of the Certificates. The latest distribution was made on February 15, 2002. Oakwood Acceptance Corporation, LLC, as Servicer for the Trust, has prepared a monthly Remittance Report and delivered it to the Trustee.

Remittance Report......................  Exhibit 20.1

Item 6.   Resignations of Registrant's Directors.

          Not Applicable.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

          Exhibits

          20.1 Monthly Remittance Report relating to the Distribution Date occurring on February 15, 2002.

Item 8.   Change in Fiscal Year.

          Not Applicable.

                                   Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                          OMI TRUST 2001-E, Registrant



                          By: Oakwood Acceptance Corporation, LLC,
                          as servicer

February 23, 2002


                                   Douglas R. Muir
                                   Vice President

                                INDEX OF EXHIBITS

                                                          Page of Sequentially
                                                                Numbered Pages
                                                          --------------------

20.1   Monthly Remittance Report relating to Distribution
       Date occurring on February 15, 2002....................................

                                                                    Exhibit 20.1


OAKWOOD MORTGAGE INVESTORS, INC. 2001-E
OAKWOOD ACCEPTANCE CORPORATION, LLC. -  SERVICER          REPORT DATE   02/19/02
REMITTANCE REPORT                                         POOL REPOR 3
REPORTING MONTH:  31-Jan-2002                             Page 1 of 6

                                             Scheduled Principal Balance of Contracts
------------------------------------------------------------------------------------------------------------------------------------

          Beginning                                                                                                  Ending
          Principal              Scheduled          Prepaid            Liquidated           Pre-Funding            Principal
           Balance               Principal         Principal           Principal                                    Balance
------------------------------------------------------------------------------------------------------------------------------------

          170,081,977.07        (128,158.45)      (1,046,040.80)          0.00                  0.00             168,907,777.82
====================================================================================================================================

                                                                                        Transfer
     Scheduled                                  Scheduled                                 From               Amount
       Gross              Servicing             Pass Thru          Liquidation         Prefunding         Available for
     Interest                Fee                 Interest            Proceeds           Account           Distribution
----------------------------------------------------------------------------------------------------------------------------

  1,530,620.09            141,734.98          1,388,885.11            0.00                0.00             2,704,819.34
============================================================================================================================


                                             Prefunding Account
--------------------------------------------------------------------------------------------------------------
          Beginning                             Distribution to     Distribution to            Ending
           balance                Deposit           Seller         Certificateholders         balance
--------------------------------------------------------------------------------------------------------------

            0.00                   0.00               0.00                 0.00                  0.00
==============================================================================================================

                                                        Certificate Account
------------------------------------------------------------------------------------------------------------------------------------
          Beginning                        Deposits                                          Investment              Ending
                                 --------------------------
           Balance               Principal         Interest          Distributions            Interest              Balance
------------------------------------------------------------------------------------------------------------------------------------

        1,137,165.40           1,159,934.35       1,393,713.75        (2,560,763.73)            442.60            1,130,492.37
====================================================================================================================================


                        P&I Advances at Distribution Date
--------------------------------------------------------------------------------
      Beginning            (Recovered)           Current             Ending
       Balance              (Advances)           Advances           Balance
--------------------------------------------------------------------------------

      396,960.51            396,960.51        337,286.01          337,286.01
================================================================================

OAKWOOD MORTGAGE INVESTORS, INC. 2001-E                  REPORT DATE: 2/19/2002
OAKWOOD ACCEPTANCE CORPORATION, LLC. -  SERVICER         POOL REPORT # 3
REMITTANCE REPORT                                        Page 2 of 6
REPORTING MONTH:                31-Jan-2002

Class B Crossover Test                                            Test Met? Average 60 day delinquency ratio:
-------------------------------------------------------          ----------
(a) Distribution date on or
    after June 2006                                                    N                        Over 60s      Pool Balance    %
                                                                                              -------------------------------------

(b) Average 60 day Delinquency
    rate *=                                    6.5%                    Y    Current Mo        1,352,301.36   168,907,777.82    0.80%
                                                                            1st Preceding Mo    587,735.46   170,081,977.07    0.35%
                                                                            2nd Preceding Mo          0.00   129,830,303.00    0.00%
                                                                                                                 Divided by       3
                                                                                                                             ------
                                                                                                                               0.38%
                                                                                                                             ======
(c) Cumulative losses do not exceed
    the following percent of the intitial
    principal balance of all Certificates
              Distribution Date
              -----------------
          Jun 2006 - Dec 2007                  8.00%                  NA
          Jan 2008 - Dec 2008                  9.00%                  NA
          Jan 2009 - Jun 2011                 11.75%                  NA
          July 2001 and thereafter            13.75%                  NA


(d) Current realized loss ratio *=             3.50%                   Y

(e) Does subordinated cert.
    percentage equal or exceed                57.000%
    of stated scheduled pool balance                                        Cumulative loss ratio:

          Beginning M balances                          29,261,000.00                Cumulative losses                 0.00
                                                                                                            ---------------
          Beginning B balances                          15,491,000.00       Divided by Initial
                                                                            Certificate Principal            172,124,908.34   0.000%
                                                                                                                             ======
          Overcollateralization                          7,220,273.67
                                                       --------------
                                                        51,972,273.67

          Divided by beginning pool balance            170,081,977.07
                                                       --------------       Current realized loss ratio:
                                                               30.557% N
                                                       ==============                              Liquidation      Pool
                                                                                                     Losses       Balance
                                                                                                  ---------------------------
                                                                                 Current Mo           0.00     170,081,977.07
                                                                                 1st Preceding Mo     0.00     129,830,303.00
                                                                                 2nd Preceding Mo     0.00     130,815,158.34
                                                                                                   --------------------------
                                                                                                      0.00     143,575,812.80
                                                                                                                              0.000%
                                                                                                                             ======

OAKWOOD MORTGAGE INVESTORS, INC. 2001-E               REPORT DATE:   2/19/2002
OAKWOOD ACCEPTANCE CORPORATION, LLC. -  SERVICER      POOL REPORT #  3
REMITTANCE REPORT                                     Page 3 of 6
REPORTING MONTH:                      31-Jan-2002


                                                                      Delinquency Analysis
------------------------------------------------------------------------------------------------------------------------------------

                                                31 to 59 days        60 to 89 days            90 days and Over       Total Delinq.
                                            --------------------- --------------------  ---------------------  ---------------------
                  No. of       Principal             Principal            Principal               Principal             Principal
                   Loans        Balance       #       Balance       #      Balance         #       Balance       #      Balance
                 -------------------------------------------------------------------------------------------------------------------
Excluding Repos    3,259    168,878,698.82    62   2,376,283.04    23    831,013.28       15     492,209.08     100   3,699,505.40

          Repos        1         29,079.00     0           0.00     0          0.00        1      29,079.00       1      29,079.00
                 -----------------------------------------------------------------------------------------------------------------

          Total    3,260    168,907,777.82    62   2,376,283.04    23    831,013.28       16     521,288.08     101   3,728,584.40
                 =================================================================================================================

                                                                                                                3.1%          2.21%
                                                                                                               ===================


                                               Repossession Analysis
                 ---------------------------------------------------------------------------------
                    Active Repos            Reversal        Current Month
                    Outstanding           (Redemption)         Repos             Cumulative Repos
                 --------------------   ---------------- -------------------   -------------------
                         Principal            Principal          Principal              Principal
                    #    Balance        #     Balance      #     Balance         #      Balance
                 ---------------------------------------------------------------------------------
Excluding Repos     1    29,079.00        0      0.00        1    29,079.00        1    29,079.00

          Repos


          Total

OAKWOOD MORTGAGE INVESTORS, INC. 2001-E
OAKWOOD ACCEPTANCE CORPORATION, LLC. -  SERVICER       REPORT DATE:    2/19/2002
REMITTANCE REPORT                                      POOL REPORT # 3
REPORTING MONTH:                       31-Jan-2002
                                                       Page 4 of 6
REPOSSESSION LIQUIDATION REPORT

                          Liquidated                                                                        Net
Account      Customer     Principal      Sales          Insur.          Total        Repossession      Liquidation      Unrecov.
Number         Name        Balance     Proceeds        Refunds        Proceeds         Expenses         Proceeds        Advances
------------------------------------------------------------------------------------------------------------------------------------
                                                                        0.00                              0.00
                                                                        0.00                              0.00
                                                                        0.00                              0.00
                                                                        0.00                              0.00
                                                                        0.00                              0.00
                                                                        0.00                              0.00
                                                                        0.00                              0.00
                                                                        0.00                              0.00
                                                                        0.00                              0.00
                                                                        0.00                              0.00
                                                                        0.00                              0.00
                                                                        0.00                              0.00
                                                                        0.00                              0.00
                                                                        0.00                              0.00
                                                                        0.00                              0.00
                                                                        0.00                              0.00
                                                                        0.00                              0.00
                                                                        0.00                              0.00
                                                                        0.00                              0.00
                                                                        0.00                              0.00
                                                                        0.00                              0.00
                                                                        0.00                              0.00
                                                                        0.00                              0.00
                                                                        0.00                              0.00
                                                                        0.00                              0.00
                                                                        0.00                              0.00
                                                                        0.00                              0.00
                                                                        0.00                              0.00
                                                                        0.00                              0.00
                                                                        0.00                              0.00
                                                                        0.00                              0.00
                                                                        0.00                              0.00
                                                                        0.00                              0.00
                                                                        0.00                              0.00
                                                                        0.00                              0.00
                                                                        0.00                              0.00
                                                                        0.00                              0.00
                                                                        0.00                              0.00
                                                                        0.00                              0.00
                                                                        0.00                              0.00
                                                                        0.00                              0.00
                                                                        0.00                              0.00
                          Net          Current
     FHA Insurance     Pass Thru     Period Net    Cumulative
       Coverage        Proceeds      Gain/(Loss)   Gain/(Loss)
----------------------------------------------------------------
                           0.00            0.00
                           0.00            0.00
                           0.00            0.00
                           0.00            0.00
                           0.00            0.00
                           0.00            0.00
                           0.00            0.00
                           0.00            0.00
                           0.00            0.00
                           0.00            0.00
                           0.00            0.00
                           0.00            0.00
                           0.00            0.00
                           0.00            0.00
                           0.00            0.00
                           0.00            0.00
                           0.00            0.00
                           0.00            0.00
                           0.00            0.00
                           0.00            0.00
                           0.00            0.00
                           0.00            0.00
                           0.00            0.00
                           0.00            0.00
                           0.00            0.00
                           0.00            0.00
                           0.00            0.00
                           0.00            0.00
                           0.00            0.00
                           0.00            0.00
                           0.00            0.00
                           0.00            0.00
                           0.00            0.00
                           0.00            0.00
                           0.00            0.00
                           0.00            0.00
                           0.00            0.00
                           0.00            0.00
                           0.00            0.00
                           0.00            0.00
                           0.00            0.00
                           0.00            0.00

OAKWOOD MORTGAGE INVESTORS, INC. 2001-E                 REPORT DATE:   2/19/2002
OAKWOOD ACCEPTANCE CORPORATION, LLC. -  SERVICER        POOL REPORT # 3
REMITTANCE REPORT
REPORTING MONTH:                        31-Jan-2002     Page 4 of 6

REPOSSESSION LIQUIDATION REPORT

                                                              Liquidated
        Account                 Customer                       Principal                  Sales          Insur.          Total
        Number                    Name                          Balance                 Proceeds        Refunds        Proceeds
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                           0.00
                                                                                                                           0.00
                                                                                                                           0.00
                                                                                                                           0.00
                                                                                                                           0.00
                                                                                                                           0.00
                                                                                                                           0.00
                                                                                                                           0.00
                                                                                                                           0.00
                                                                                                                           0.00
                                                                                                                           0.00
                                                                                                                           0.00
                                                                                                                           0.00
                                                                                                                           0.00
                                                                                                                           0.00
                                                         ------------------------------------------------------------------------
                                                                    -                    0.00               0.00           0.00
                                                         ========================================================================
                          Net                                                      Net               Current
    Repossession      Liquidation         Unrecov.         FHA Insurance        Pass Thru          Period Net         Cumulative
      Expenses         Proceeds           Advances           Coverage           Proceeds           Gain/(Loss)        Gain/(Loss)
---------------------------------------------------------------------------------------------------------------------------------
                           0.00                                                      0.00               0.00
                           0.00                                                      0.00               0.00
                           0.00                                                      0.00               0.00
                           0.00                                                      0.00               0.00
                           0.00                                                      0.00               0.00
                           0.00                                                      0.00               0.00
                           0.00                                                      0.00               0.00
                           0.00                                                      0.00               0.00
                           0.00                                                      0.00               0.00
                           0.00                                                      0.00               0.00
                           0.00                                                      0.00               0.00
                           0.00                                                      0.00               0.00
                           0.00                                                      0.00               0.00
                           0.00                                                      0.00               0.00
                           0.00                                                      0.00               0.00
---------------------------------------------------------------------------------------------------------------
            0.00           0.00               0.00               0.00                0.00               0.00               0.00
===============================================================================================================

OAKWOOD MORTGAGE INVESTORS, INC. 2001-E                REPORT DATE:   2/19/2002
OAKWOOD ACCEPTANCE CORPORATION, LLC. -  SERVICER       POOL REPORT # 3
REMITTANCE REPORT
REPORTING MONTH:          31-Jan-2002                  Page 5 of 6

CERTIFICATE PRINCIPAL ANALYSIS

            PRINCIPAL

                                                 Beginning         Beginning                                        Ending Principal
Senior                   Original Certificate   Certificate   Principal Shortfall  Current Principal    Current     Shortfall Carry-
Certificates                    Balance           Balance         Carry-Over             Due         Principal Paid      Over
                        ------------------------------------------------------------------------------------------------------------
A-1                          39,400,000.00      37,022,703.40                        1,174,199.25     1,174,199.25

A-2                          34,300,000.00      34,300,000.00                                0.00             0.00

A-3                          10,500,000.00      10,500,000.00                                0.00             0.00

A-4                          36,287,000.00      36,287,000.00                                0.00             0.00



                        ------------------------------------------------------------------------------------------------------------
Total Certificate
  Principal Balance         120,487,000.00     118,109,703.40        0.00            1,174,199.25      1,174,199.25       0.00
                        ============================================================================================================

                           Accelerated
                            Principal                  Ending                                 Principal Paid
Senior                    Distribution              Certificate                                Per $1,000
Certificates                  Amount                  Balance              Pool Factor        Denomination
                        ------------------------------------------------------------------------------------
A-1                         321,348.02              35,527,156.13           90.17045%           37.95805

A-2                                                 34,300,000.00          100.00000%            0.00000

A-3                                                 10,500,000.00          100.00000%            0.00000

A-4                                                 36,287,000.00          100.00000%            0.00000



                        -------------------------------------------
Total Certificate
  Principal Balance         321,348.02             116,614,156.13
                        ===========================================



                                                                Beginning
                                 Original       Beginning       Principal                                        Ending Principal
Subordinate                     Certificate    Certificate      Shortfall    Current Principal       Current     Shortfall Carry-
Certificates                      Balance         Balance      Carry-Over          Due           Principal Paid        Over
                              ------------------------------------------------------------------------------------------------------
M-1                             16,352,000.00   16,352,000.00       0.00            0.00               0.00             0.00
M-1 Outstanding Writedown                               0.00

M-2                             12,909,000.00   12,909,000.00       0.00            0.00               0.00             0.00
M-2 Outstanding Writedown                               0.00

B-1                              9,467,000.00    9,467,000.00       0.00            0.00               0.00             0.00
B-1 Outstanding Writedown                                0.00

B-2                              6,024,000.00    6,024,000.00       0.00            0.00               0.00             0.00
B-2 Outstanding Writedown                                0.00

Excess Asset Principal
  Balance                        6,885,908.34    7,220,273.67
                              ------------------------------------------------------------------------------------------------------

Total Excluding Writedown
  Balances                      51,637,908.34   51,972,273.67       0.00            0.00               0.00             0.00
                              ======================================================================================================


All Certificates Excluding
  Writedown Balances           172,124,908.34  170,081,977.07       0.00    1,174,199.25       1,174,199.25             0.00
                              ====================================================================================================

                                             Accelerated
                                 Current      Principal                   Ending                                 Principal Paid
Subordinate                     Writedown/   Distribution               Certificate                                Per $1,000
Certificates                    (Writeup)       Amount                    Balance              Pool Factor        Denomination
                               ------------------------------------------------------
M-1                                                                    16,352,000.00          100.00000%           0.00000
M-1 Outstanding Writedown         0.00                                          0.00

M-2                                                                    12,909,000.00          100.00000%           0.00000
M-2 Outstanding Writedown         0.00                                          0.00

B-1                                                                     9,467,000.00          100.00000%           0.00000
B-1 Outstanding Writedown         0.00                                          0.00

B-2                                                                     6,024,000.00          100.00000%           0.00000
B-2 Outstanding Writedown         0.00                                          0.00

Excess Asset Principal
  Balance                                    (321,348.02)               7,541,621.69
                               -----------------------------------------------------

Total Excluding Writedown
  Balances                        0.00       (321,348.02)              52,293,621.69
                               =====================================================


All Certificates Excluding
  Writedown Balances              0.00              0.00              168,907,777.82
                               =====================================================

OAKWOOD MORTGAGE INVESTORS, INC. 2001-E                                                                    REPORT DATE: 2/19/2002
OAKWOOD ACCEPTANCE CORPORATION, LLC. -  SERVICER                                                           POOL REPORT 3
REMITTANCE REPORT
REPORTING MONTH                        31-Jan-2002                                                         Page 6 of 6

CERTIFICATE INTEREST ANALYSIS

                                                                                                          Interest
                                       Beginning                                Ending                    Paid Per
Senior                                 Carryover    Interest      Interest     Carryover                   $1,000       Total Class
Certificates                 Coupon     Balance     Accrued         Paid        Balance                  Denomination   Distribution
                            --------------------------------------------------------------              ----------------------------

A-1                          2.12000%       0.00     67,587.00     67,587.00        0.00                    1.71541    1,563,134.27

A-2                             5.05%       0.00    144,345.83    144,345.83        0.00                    4.20833      144,345.83

A-3                             5.69%       0.00     49,787.50     49,787.50        0.00                    4.74167       49,787.50

A-4                             6.81%       0.00    205,928.73    205,928.73        0.00                    5.67500      205,928.73

A-10                            6.00%       0.00    287,000.00    287,000.00        0.00                                 287,000.00
                             -------------------------------------------------------------                            -------------

Total                                       0.00    754,649.06    754,649.06        0.00                               2,250,196.33
                             =============================================================                            =============

                                                                                                           Interest
                                       Beginning                                 Ending                    Paid Per
Subordinate                            Carryover    Interest      Interest     Carryover                    $1,000      Total Class
Certificates                 Coupon     Balance     Accrued         Paid        Balance                  Denomination   Distribution
                            --------------------------------------------------------------              ----------------------------

M-1                             7.56%       0.00    103,017.60    103,017.60        0.00                    6.30000      103,017.60
Writedown interest                          0.00          0.00          0.00        0.00
Interest Carryover Amount                   0.00          0.00          0.00        0.00

M-2                             8.76%       0.00     83,362.66     83,362.66        0.00                    7.30000       94,235.70
Writedown interest                          0.00          0.00          0.00        0.00
Interest Carryover Amount                   0.00      0,873.04     10,873.04        0.00

B-1                             7.50%       0.00     59,168.75     59,168.75        0.00                    6.25000       59,168.75
Writedown interest                          0.00          0.00          0.00        0.00

B-2                            10.50%       0.00     38,901.29     38,901.29        0.00                    8.75000       52,710.00
Writedown interest                          0.00          0.00          0.00        0.00
Interest Carryover Amount                   0.00     13,808.71     13,808.71        0.00


X                                     334,365.33    321,348.02          0.00  655,713.35                                       0.00

R                                           0.00          0.00          0.00        0.00                                       0.00

Service fee                   1.0000%       0.00    141,734.98    141,734.98        0.00                                 141,734.98

Current trustee fees                                  3,755.98      3,755.98        0.00                                   3,755.98
                             -------------------------------------------------------------                            -------------

Total                                 334,365.33    775,971.03    454,623.01  655,713.35                                 454,623.01
                             =============================================================                            =============

 All Certificates                     334,365.33  1,530,620.09  1,209,272.07  655,713.35                               2,704,819.34
                             =============================================================                            =============


                                                                                           Cumulative X Interest
                                                                                            Carryover                    655,713.35
                                                                                           Cumulative Accelerated
                                                                                            Prin. Disb.                 (655,713.35)
                                                                                                                      -------------
                                                                                           Cumulative Losses                  (0.00)
                                                                                                                      =============